Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Lending Partners LLC

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Lending Partners LLC (the “Company”) and Goldman Sachs & Co. LLC (“Goldman” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Loanpal Solar Loan 2021-1 Ltd., Loanpal Solar Loan 2021-1 LLC, Solar Loan Backed Notes, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 18, 2020, representatives of Goldman, on behalf of the Company, provided us with a listing with respect to 15,205 solar assets (the “Initial Solar Asset Listing”). At the Company’s instruction, we randomly selected 200 solar assets from the Initial Solar Asset Listing (the “Initial Selected Assets”).

On November 20, 2020, representatives of Goldman, on behalf of the Company, provided us with an additional listing with respect to 15,157 solar assets, which included 199 of the 200 Initial Selected Assets (the “Subsequent Solar Asset Listing”). At the Company’s instruction, we randomly selected one additional solar asset from the Subsequent Solar Asset Listing that was not identified as an Initial Selected Asset (the “Subsequent Selected Asset”).

The remaining 199 Initial Selected Assets and the Subsequent Selected Asset are collectively hereinafter referred to as the “Sample Assets.”

Further, representatives of Goldman, on behalf of the Company, provided us with on November 20, 2020, a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business November 11, 2020, with respect to each of the Sample Assets (the “Initial Sample Data File”).

Representatives of Goldman, on behalf of the Company, provided us (i) on December 1, 2020 with a supplemental data file containing the current monthly payment for each of the Sample Assets and (ii) on December 2, 2020 with a supplemental data file containing the origination date for each of the Sample Assets (collectively, the “Supplemental Data File”). We were instructed to append the Initial Sample Data File with the corresponding information set forth on the Supplemental Data File. The Initial Sample Data File, as appended, is hereinafter referred to as the Sample Data File.

Member of

Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1.          Contract ID (for informational purposes only)

2.          State of contract

3.          City

4.          Zip code

5.          Payment frequency

6.          Rate

7.          Original term (months) (origination)

8.          Original loan amount

9.          First payment due date

10.       Last payment due date

11.       Issuer originated asset (Y/N)

12.       Re-amortized monthly payment

13.       Target balance date

14.       Current monthly payment

15.       System Size (kW)*

16.       Contracted generation guaranteed (%)

17.       ACH Payment (Y/N)

18.       In-service date (PTO Date)

19.       FICO score

20.       Installer name

21.       Solar panel manufacturer

22.       Inverter manufacturer

23.       Battery manufacturer

24.       Purchased /portfolio asset (Y/N)

25.       Current loan balance

26.       Remaining term of contract (months)

27.       Number of days past due

28.       UCC filing status

29.       ITC amount

30.       # of months since PTO

31.       Remaining term to target balance date (months)

*For Sample Assets with an “origination date” (as set forth on the Sample Data File) on or after January 1, 2019.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristic 14. (i) to the corresponding information set forth on the Welcome Letter for Sample Assets that indicate a target balance date (as set forth on the Welcome Letter) on or before November 11, 2020 or (ii) to the corresponding information set forth on or derived from electronic data files from the Company’s loan systems, delivered by Goldman, on behalf of the Company, as of November 11, 2020 (collectively, the “System File”) for Sample Assets that indicate a target balance date (as set forth on the Welcome Letter) after November 11, 2020.

We compared Characteristics 15. and 16. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 17. through 28. to the corresponding information set forth on or derived from the System File.

With respect to our comparison of Characteristic 29., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by Goldman, on behalf of the Company, from the Company’s origination system (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later. We compared such recomputed information to the corresponding information set forth on the Sample Data File.

With respect to our comparison of Characteristic 30., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) November 11, 2020. We compared such recomputed information to the corresponding information set forth on the Sample Data File.

With respect to our comparison of Characteristic 31., we recomputed the remaining term to target balance date (months) as the number of months between (i) the target balance date (as set forth on the Welcome Letter) and (ii) November 11, 2020. We compared such recomputed information to the corresponding information set forth on the Sample Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 13., differences of 1 day or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 15., differences of 0.01 or less are deemed to be “in agreement.” Further, for the Sample Assets indicated in Appendix A, we observed a difference with respect to the system size set forth on the Sample Data File when compared to the system size set forth on the Purchase Agreement. For these Sample Assets, we were instructed to perform an additional procedure and compare the system size set forth on the Sample Data File to the system size set forth on screen shots from the Company’s underwriting system (the “Underwriting System Screen Shots”);

•	with respect to our comparison of Characteristics 30. and 31., differences of 1 month or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 2, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 2, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 15. for the following Sample Assets:

2007025401
2008027232

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 2, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in city.
2	Two differences in original loan amount.
3	One difference in state of contract.
4	Two differences in zip code.
5	Seven differences in contracted generation guaranteed.
6	Three differences in first payment due date.
7	Two differences in ITC amount.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 2, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Sample Data File	Characteristic set forth on or derived from the Asset Documents

1	1814001914	City	COMMERCE CITY	BRIGHTON
1	2006026189	City	SOMERTON	SAN LUIS
1	2006026901	City	SMYRNA	MIRAMAR BEACH
2	1909011223	Original loan amount	$38,826.54	$39,150.00
2	2004025048	Original loan amount	$21,039.84	$21,080.00
3	2006026901	State of contract	GA	FL
4	2006026189	Zip code	85350	85336
4	2006026901	Zip code	30080	32550-4674
5	1912012097	Contracted generation guaranteed	90%	70%
5	2005022144	Contracted generation guaranteed	90%	85%
5	2007030120	Contracted generation guaranteed	90%	85%
5	2009025115	Contracted generation guaranteed	90%	85%
5	2009027964	Contracted generation guaranteed	90%	85%
5	2010026889	Contracted generation guaranteed	90%	85%
5	2015025457	Contracted generation guaranteed	90%	85%
6	1909011223	First payment due date	9/7/2019	10/7/2018
6	2004025048	First payment due date	8/12/2020	2/12/2019
6	2006026901	First payment due date	8/1/2020	6/1/2020
7	1909011223	ITC amount	$11,647.96	$11,745.00
7	2004025048	ITC amount	$6,311.95	$6,324.00